Exhibit 10.1

CHARTER OF THE AUDIT COMMITTEE

OF THE

BOARD OF DIRECTORS

OF

INTERNATIONAL TEXTILE GROUP, INC.

I. AUDIT COMMITTEE PURPOSE

The Audit Committee of the Board of Directors of International Textile Group, Inc. (the “Company”) is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

•	Monitor the independence and performance of the Company’s independent auditors, including in connection with their audits of the Company’s financial statements.

•	Provide an avenue of communication among the independent auditors, management and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as to anyone and any records of the organization. The Audit Committee has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to independent auditors, compensation to any consultant or expert employed by the Audit Committee and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

II. AUDIT COMMITTEE COMPOSITION AND MEETINGS

The Audit Committee shall be comprised of two or more directors as determined by the Board of Directors, at least one of whom shall be an independent director, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and the Chair of the Audit Committee shall have accounting or related financial management expertise.

Audit Committee members shall be appointed by the Board of Directors. If an Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. Minutes of each meeting shall be kept. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least annually with management, the independent auditors, the Corporate Audit Department and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

Review Procedures

1.	Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with the SEC regulations.

2.	Review the Company’s quarterly financial statements prior to filing or distribution. Review should include discussion of results of review performed by independent auditors.

3.	Review the Company’s annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

4.	In consultation with management and the independent auditors consider the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management’s responses including the status of previous recommendations.

5.	Review the application of significant regulatory, accounting and auditing initiatives, including new pronouncements, as well as off-balance sheet structures on the Company’s financial statements.

6.	Review and assess the adequacy of internal accounting procedures and controls, and any programs that the Company has instituted to correct any control deficiencies noted by the independent auditors in their annual review. Discuss with management the results of the foregoing reviews, including significant items and potential ways to improve the accounting procedures and controls.

Independent Auditors

7.	The independent auditors shall report directly to the Audit Committee and are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and shall directly appoint, retain, compensate, evaluate and oversee the appointment of the independent auditors (including oversight of the resolution of disagreements between management and the auditors regarding financial reporting) and shall discharge of auditors when circumstances warrant.

8.	Pre-approve, to the extent required by law, all audit and non-audit engagements and the related fees and other significant compensation to be paid to the independent auditors.

9.	Oversee and confirm the regular rotation of the lead audit partner of the independent auditors.

10.	On an annual basis, the Audit Committee should ensure receipt from the independent auditors of a formal written statement delineating all relationships between the independent auditors and the Company, its directors and management consistent with Independence Standards Board Standard Number 1. The Audit Committee is responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full board take, appropriate action to oversee the independence of the independent auditors.

11.	Review the independent auditors audit plan—discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

12.	Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with the American Institute of Certified Public Accountants Statement of Auditing Standards No. 61.

13.	Annually obtain and review a report from the independent auditors, which shall be delivered prior to and within 90 days of the filing of the audit report with the SEC, which sets forth: (i) all critical accounting policies and practices used by the Company, (ii) all alternative accounting treatments of financial information within GAAP related to material items that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the accounting firm, and (iii) other material written communication between the accounting firm and management.

14.	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

15.	Follow-up on management’s implementation of recommendations made by the independent auditors.

Legal Compliance

16.	On at least an annual basis, review with the Company’s counsel, any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, inquiries received from regulators or governmental agencies.

Internal Audit Function and Internal Controls:

17.	Review the charter, annual plan and scope of work of Internal Audit, including its responsibilities and organizational structure, as needed.

18.	Review, as appropriate, the results of internal audits and discuss related significant internal control matters with the Company’s internal auditor and Company management.

19.	Discuss the adequacy of the Company’s internal controls with Internal Audit.

20.	Review the appointment and periodically evaluate the performance of the senior internal auditing executive, who shall have direct access to the Committee.

21.	Review with Management and the independent auditors any reports or disclosures submitted by management to the Committee as contemplated by the Certifications required under Section 302 of the Sarbanes-Oxley Act of 2002.

Other Audit Committee Responsibilities

22.	Annually prepare a report to shareholders as required by the SEC. The report should be included in the Company’s annual proxy statement.

23.	Perform any other activities consistent with this Charter, the Company’s By-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

24.	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

Other Charter Provisions

25.	Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

26.	Periodically perform self-assessment of Audit Committee performance.

27.	Review financial and accounting personnel succession planning within the Company.

28.	Annually review policies and procedures as well as audit results associated with directors’ and officers expense accounts and perquisites. Annually review a summary of director and officers’ related party transactions and potential conflicts of interest.

29.	Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

30.	Establish clear hiring policies for current or former employees of the independent auditors.

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